Property and Equipment, Net (Tables)	12 Months Ended
Dec. 31, 2025
Property and Equipment, Net [Abstract]
Schedule of Property and Equipment, Net

Property and equipment, net, consisted of the following:

	As of December 31,
	2024	2025
	RMB	RMB
Buildings	54,200	44,270
Leasehold improvement	21,162	16,504
Office equipment	1,144	1,073
Furniture	529	400
Total cost of property and equipment	77,035	62,247
Less: Accumulated depreciation	(10,882)	(7,333)
Less: Impairment	(6,709)	(6,845)
Total	59,444	48,069